Related Party Transactions	6 Months Ended
Jun. 29, 2013
Related Party Transactions

5. Related Party Transactions

Related Party Receivable

Prior to the LLC Conversion, in accordance with the agreement between the Company’s members, based upon the cash position of the Company, an advancement of the distribution for the year may be declared before the end of the fiscal year to all members. The advancement is treated as an interest bearing loan and interest will be paid by the recipients at the end of the year. The interest rate is determined based on the fair market rate at the time of advancement. In 2010, a total of $2.0 million was advanced at an interest rate of 1.25% and interest of $9,000 was collected. The advances were repaid in 2011. No new loans were made in 2012 and during the six months ended June 29, 2013 (unaudited).

During 2011 and 2012 and the six months ended June 29, 2013, the Company paid income taxes of $0.3 million, $0.1 million and $28,000 (unaudited), respectively, on behalf of Gigamon Systems, a majority shareholder. As of December 31, 2011 and 2012 and June 29, 2013, the Company had a receivable of $0.9 million, zero, and zero (unaudited), respectively, from Gigamon Systems, which is included in prepaid and other current assets within the consolidated balance sheet.

Founders’ Bonuses

The Company paid bonuses to certain founder employees through December 31, 2012, pursuant to the Restated Limited Liability Company Agreement by and among the Company and certain of its stockholders, dated January 20, 2010, as amended (the “LLC Agreement”), prior to its termination on May 31, 2013. For the years ended December 31, 2010, 2011 and 2012, founders’ bonus expense was $5.7 million, $4.2 million, and $2.9 million, respectively. Founders’ bonus expense was zero (unaudited) in the six months ended June 29, 2013, and $0.8 million (unaudited) in the six months ended June 30, 2012.

Gigamon LLC Members’ Distribution Payable

Prior to the LLC Conversion, in accordance with the LLC Agreement, the Company was able to distribute its available cash on hand, from time to time to the holders of Series A preferred units and common units (hereafter referred to as the members) pro rata based upon the number of units held. The Series A preferred units allocation is based on an as-converted to common units basis. However, under the LLC Agreement the Company is not permitted to make any such distribution if, upon completion thereof, the Company’s cash and cash equivalents would be less than $2.5 million.

The undistributed amount was recorded as Gigamon LLC members’ distribution payable within accrued liabilities in the consolidated balance sheets. As of December 31, 2011 and 2012 and June 29, 2013, the members’ distribution payable was $12.7 million, $4.8 million and $0.4 million (unaudited), respectively. During the years ended December 31, 2010, 2011 and 2012, the Company distributed $13.9 million, $12.2 million and $18.2 million, respectively; such distribution amounts included zero, $0.2 million and $1.6 million, respectively, of income taxes paid on behalf of members. During the six months ended June 30, 2012 and June 29, 2013, the Company distributed $7.4 million (unaudited) and $7.1 million (unaudited), respectively; such distribution amounts included $4.9 million (unaudited) and $0.1 million (unaudited), respectively, of income taxes paid on behalf of members.